Exhibit 10.15

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

EXERCISABLE ON OR BEFORE AUGUST 9, 2004

No. 3	25,000 Warrants

Warrant Certificate

PHOTOGEN TECHNOLOGIES, INC.

This Warrant Certificate certifies that FARCAP GROUP, LLC, or registered assigns, is the registered holder of Warrants expiring August 9, 2004 (the “Warrants”) to purchase Common Stock, par value $0.001 per share (the “Common Stock”), of PHOTOGEN TECHNOLOGIES, INC., a Nevada corporation (the “Company”).  Each Warrant entitles the holder upon exercise to receive from the Company at any time after the earlier of (1) the consummation of a Value-added Transaction (as defined in that certain Consulting Agreement dated August 9, 1999 by and between the Company and Farcap Group, LLC, (the “Consulting Agreement”) or (2) August 9, 2000, and on or before 5:00 p.m. Pacific Time on August 9, 2004, one fully paid and nonassessable share of Common Stock (a “Warrant Share”) at the initial exercise price (the “Exercise Price”) of $1.08 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein.  The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.  Notwithstanding anything herein to the contrary, the right to exercise these Warrants shall terminate and be of no further force and effect if either Farcap or the Company shall terminate the Consulting Agreement effective on August 9, 2000 in accordance with the provisions of Section 2 of the Consulting Agreement.  This Warrant Certificate is issued and effective upon the surrender and cancellation of Warrant Certificate No. 1 of which Farcap Group, LLC is the registered holder, with respect to 500,000 Warrant Shares at an Exercise Price of $9.45 per share.

No Warrant may be exercised after 5:00 p.m., Pacific Time on August 9, 2004, and to the extent not exercised by such time such Warrants shall become void.

This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Tennessee, provided, however, that if, as a result of the Company’s incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 9, 2004 entitling the holder on exercise to receive shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 9, 1999 (the “Warrant Agreement”), duly executed and delivered by the Company to Farcap Group, LLC (the “Holder”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words “holders” or “holder” meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants.  A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised at any time on or before August 9, 2004.  The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company.  In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.  No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.  If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted.  No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.  Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

IN WITNESS WHEREOF, PHOTOGEN TECHNOLOGIES, INC. has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated: January 31, 2003

PHOTOGEN TECHNOLOGIES, INC.

	By:	/s/ Taffy J. Williams
Name: Taffy J. Williams
Title: President

	By :	/s/ Brooks Boveroux
Name: Brooks Boveroux
Title: Secretary

[Form of Election to Purchase]

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive          shares of Common Stock and herewith tenders payment for such shares to the order of PHOTOGEN TECHNOLOGIES, INC. in the amount of $        in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of                , whose address is                                                                             and that such shares be delivered to                                     whose address is                                                                                .  If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of                                     , whose address is                                                                 and that such Warrant Certificate be delivered to                                  , whose address is                                      ..

Dated:

Signature:

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

EXERCISABLE ON OR BEFORE AUGUST 9, 2004

No. 4	25,000 Warrants

Warrant Certificate

PHOTOGEN TECHNOLOGIES, INC.

This Warrant Certificate certifies that FARCAP GROUP, LLC, or registered assigns, is the registered holder of Warrants expiring August 9, 2004 (the “Warrants”) to purchase Common Stock, par value $0.001 per share (the “Common Stock”), of PHOTOGEN TECHNOLOGIES, INC., a Nevada corporation (the “Company”).  Each Warrant entitles the holder upon exercise to receive from the Company at any time after August 9, 1999 and on or before 5:00 p.m. Pacific Time on August 9, 2004, one fully paid and nonassessable share of Common Stock (a “Warrant Share”) at the initial exercise price (the “Exercise Price”) of $1.08 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein.  The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.  This Warrant Certificate is issued and effective upon the surrender and cancellation of Warrant Certificate No. 2 of which Farcap Group, LLC is the registered holder, with respect to 500,000 Warrant Shares at an Exercise Price of $9.45 per share.

No Warrant may be exercised after 5:00 p.m., Pacific Time on August 9, 2004, and to the extent not exercised by such time such Warrants shall become void.

This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Tennessee, provided, however, that if, as a result of the Company’s incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 9, 2004 entitling the holder on exercise to receive shares of Common

Stock, par value $0.001 per share, of the Company (the “Common Stock”), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 9, 1999 (the “Warrant Agreement”), duly executed and delivered by the Company to Farcap Group, LLC (the “Holder”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words “holders” or “holder” meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants.  A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised at any time on or before August 9, 2004.  The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company.  In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.  No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.  If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted.  No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.  Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

IN WITNESS WHEREOF, PHOTOGEN TECHNOLOGIES, INC. has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated: January 31, 2003

PHOTOGEN TECHNOLOGIES, INC.

	By:	/s/ Taffy J. Williams
Name: Taffy J. Williams
Title: President

	By :	/s/ Brooks Boveroux
Name: Brooks Boveroux
Title: Secretary

[Form of Election to Purchase]

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive          shares of Common Stock and herewith tenders payment for such shares to the order of PHOTOGEN TECHNOLOGIES, INC. in the amount of $        in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of                , whose address is                                                                             and that such shares be delivered to                                     whose address is                                                                                .  If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of                                     , whose address is                                                                 and that such Warrant Certificate be delivered to                                  , whose address is                                      ..

Dated:

Signature:

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)